                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

               INTERNATIONAL RECTIFIER CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

           INTERNATIONAL RECTIFIER CORPORATION
233 KANSAS STREET, EL SEGUNDO, CA 90245 (310) 726-8000
[LOGO]

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 20, 2000
                             ---------------------

    You are invited to our Annual Meeting of Stockholders on Monday, November 20, 2000 at 10 o'clock a.m. Pacific Standard Time at our HEXFET America facility at 41915 Business Park Drive, Temecula, California.

    At the meeting you will be asked to consider and act upon the following business:

    1.  Election of three directors.

    2. Proposed amendments to the 2000 Incentive Plan, principally to increase authorized shares by 3,000,000 and expand performance criteria for cash-based awards.

    3. Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for fiscal year 2001.

    4. Such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on September 22, 2000 as the record date for determining those Stockholders who will be entitled to vote at the meeting.

    By order of the Board of Directors

                                          L. Michael Russell
                                          Secretary

October 12, 2000

IMPORTANT: PLEASE FILL IN DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, IN THE POST-PAID ENVELOPE PROVIDED, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                PROXY STATEMENT

GENERAL

    The accompanying Proxy is solicited by the Board of Directors of International Rectifier Corporation ("Company") for use at the Annual Meeting of Stockholders to be held on November 20, 2000 and any adjournments. The close of business on September 22, 2000 has been fixed as the record date for determining Stockholders entitled to notice of and to vote at the meeting. As of September 22, 2000, there were 61,949,105 shares issued and outstanding of $1.00 par value common stock of the Company ("Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one vote; there is no cumulative voting. This Proxy Statement and the accompanying Proxy will be first mailed to Stockholders on or about October 12, 2000.

    Any Stockholder who gives a proxy has the power to revoke it at any time before it is exercised. A Stockholder may revoke a proxy by delivery of written notice of revocation to the Secretary of the Company prior to commencement of the Annual Meeting. Stockholders attending the Annual Meeting may vote their shares in person even if they previously returned a proxy. The Company will bear the cost of solicitation of proxies.

    Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The required quorum is a majority of the shares entitled to vote at the meeting. Abstentions will be counted as votes cast and have the same effect as a vote against a proposal. In the election of directors shares represented by proxies marked to "withhold" authority will not be voted for the applicable director or directors. Broker non-votes on a matter are not treated as entitled to vote. Proxies will be voted as instructed; executed unmarked proxies will be voted FOR the applicable item and WITH AUTHORITY to vote in the election of directors.

                               SECURITY OWNERSHIP

    The following table shows, as of September 22, 2000, the beneficial ownership of Common Stock by owners of more than five percent of Common Stock, by each director or nominee, by each Named Executive Officer (as defined in the "Executive Compensation" Section below), and by all directors and executive officers as a group.

                                               AMOUNT BENEFICIALLY
NAME AND ADDRESS                                      OWNED              PERCENT OF CLASS
----------------                               -------------------       ----------------
I.G. Investment Management, Ltd...............      5,033,100(1)                8.1%
  One Canada Centre, 447 Portage Avenue
  Winnipeg, Manitoba R3C 3B6
Eric Lidow(2).................................      2,229,695(3)                3.6%
Alexander Lidow(2)............................      1,703,726(3)(4)             2.7%
Derek B. Lidow(2).............................      1,071,553(3)(4)             1.7%
Donald S. Burns(5)............................         48,100(3)                  *
Nabeel Gareeb.................................         68,238(3)                  *
George Krsek..................................         35,500(3)                  *
Minoru Matsuda................................         27,000(3)                  *
Michael P. McGee..............................         67,490(3)(4)               *
Robert J. Mueller.............................        140,800(3)                  *
James D. Plummer..............................         55,000(3)                  *
Jack O. Vance.................................         88,900(3)                  *
Rochus E. Vogt................................         83,000(3)                  *
All Directors and executive officers as a
  Group
  (14) persons................................      5,711,124(3)(4)             8.9%

--------------------------

  * Less than 1%

 (1) Based on Schedule 13F-HR for the period ending June 30, 2000.

 (2) Includes 238,605 shares held by members of the Lidow family, other than Messrs. Eric Lidow, Alexander Lidow and Derek B. Lidow. The Messrs. Lidow disclaim any beneficial ownership in any such shares. The 5,004,974 shares beneficially owned by members of the Lidow family constitute 8.0% of the shares outstanding. In addition, the Lidow Foundation, of which the Messrs. Lidow are directors, owns 87,634 shares and the Messrs. Lidow disclaim any beneficial ownership in any such shares.

 (3) Amounts include an aggregate of 2,084,969 shares of common stock subject to options exercisable under the Company's stock option plans by the executive officers and directors within 60 days of the record date as follows: Eric Lidow--459,200; Alexander Lidow--434,800; Derek B. Lidow--687,000;
     Donald S. Burns--15,000; Nabeel Gareeb--65,896; Robert Grant and his spouse, who is an IR employee--37,873; George Krsek--35,000; Minoru Matsuda--27,000; Michael P. McGee--53,400; Robert J. Mueller--110,800; James D. Plummer--55,000; L. Michael Russell--30,000; Jack O. Vance--38,000; Rochus E. Vogt--36,000.

 (4) Amounts include an aggregate of 10,970 shares of underlying units of common stock under the Company's 401(k) Plan as follows: Alexander Lidow--44; Derek B. Lidow--3,755; Michael P. McGee--4,378; Robert Grant and his spouse, who is an IR employee--2,793.

 (5) A member of the Burns family other than Mr. Burns is the beneficial owner of 1,100 shares. Mr. Burns disclaims any beneficial ownership in any such shares.

The business address of each director and Named Executive Officer is 233 Kansas Street, El Segundo, CA 90245.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    There will be nine directors on the Company's Board of Directors. The directors are divided into three classes, and the directors in each class serve three-year terms expiring in successive years. At the 2000 Annual Meeting, the term of office of the directors in Class Three expires. Three directors are to be elected with terms expiring upon the election and qualification of their successors at the 2003 Annual Meeting of Stockholders.

    The Board of Directors will vote Proxies received for the election of the nominees for directors named below, unless authority to do so is withheld. Messrs. Eric Lidow and Minoru Matsuda and Dr. James D. Plummer, the nominees, are presently directors of the Company. It is not contemplated that any nominee will be unable to serve as a director, but if that contingency should occur prior to the Annual Meeting, the holders of Proxies reserve the right to substitute and vote for another person of their choice.

    The affirmative vote of holders of a majority of shares of Common Stock represented at the meeting in person or by Proxy is required to elect any nominee for director.

NOMINEES FOR DIRECTORS:

    The following persons are nominees for directors with terms expiring at the annual meeting in 2003.

                                                                                                 DIRECTOR
NAME                               AGE                     PRINCIPAL OCCUPATION                   SINCE
----                             --------                  --------------------                  --------
CLASS THREE
TERM ENDING 2000

Eric Lidow.....................     87      Chairman of the Board of the Company                   1947

James D. Plummer...............     55      Dean of the School of Engineering, Professor of
                                            Electrical Engineering, Stanford University            1994

Minoru Matsuda(1)..............     63      Professor, Kanazawa Institute of Technology,
                                            Ishikawa, Japan                                        1997
---------------------------------------------------------------------------------------------------------

REMAINING DIRECTORS:

    The remaining directors have terms expiring at the annual meeting in the years indicated.

CLASS ONE
TERM ENDING 2001

George Krsek...................     79      Chairman of the Board and President, Konec, Inc.,
                                            a management consulting firm                           1979

Jack O. Vance (2)..............     75      Managing Director, Management Research,
                                            a management consulting firm                           1988

Derek B. Lidow (3)(4)..........     47      Chairman of the Board and Chief Executive Officer,
                                            iSuppli Inc., an Internet company                      1994

                                                                                                 DIRECTOR
NAME                               AGE                     PRINCIPAL OCCUPATION                   SINCE
----                             --------                  --------------------                  --------
CLASS TWO
TERM ENDING 2002

Rochus E. Vogt.................     70      R. Stanton Avery Distinguished Service Professor
                                            and Professor of Physics, California Institute of
                                            Technology                                             1984

Robert J. Mueller..............     71      Executive Vice President of the Company for
                                            External Affairs and Business Development              1990

Alexander Lidow (3)(5).........     45      Chief Executive Officer of the Company                 1994

--------------------------

 (1) Mr. Masuda was elected last year to Class Two for a term ending in 2002. In light of Mr. Burns' decision not to stand for reelection, the Board's decision to reduce the size of the Board to nine members as of the meeting date, and in order to balance the terms of the Board members, as contemplated by the Company's Bylaws, Mr. Matsuda is standing for reelection to Class Three.

 (2) Dr. Vance is also a director of The Olson Company, King's Seafood Company, First Consulting Group, Semtech Corporation, Mathers--Gabelli Fund, LLC, and Hankin & Co. He was formerly a managing director of the Los Angeles office of McKinsey & Co., Inc., a management consulting firm.

 (3) Drs. Alexander Lidow and Derek B. Lidow are sons of Eric Lidow.

 (4) Dr. Derek B. Lidow is a director of iSuppli, Inc., a director of Lidow Technologies, Inc., a member of the Leadership Council of the School of Engineering of Princeton University and a Trustee of the Los Angeles Philharmonic.

 (5) Dr. Alexander Lidow is on the Board of Overseers of RAND Corporation and on the Board of Trustees of the California Institute of Technology.

    The above named directors have held their respective employment positions during the past five years except for George Krsek, Minoru Matsuda, Alexander Lidow and Derek B. Lidow. In August 1994, Dr. Krsek became Managing Member of Konec L.L.C., a management consulting company; and in December 1997, Konec, L.L.C. became Konec, Inc. and Dr. Krsek became the President and Chairman of its Board. Mr. Matsuda was employed by Hitachi Ltd. from 1960 to March 1997, his last position being Senior Counsel--Intellectual Property. Since April 1997,
Mr. Matsuda has been a professor at Kanazawa Institute of Technology in Japan. Dr. Alexander Lidow was elected Chief Executive Officer in March 1995, after more than 17 years of service in various managerial positions of increasing responsibility within the Company. Dr. Derek B. Lidow also served as Chief Executive Officer of the Company from March 1995 until June 15, 1999. For more than five years before that he served in various managerial positions within the Company. He is currently the Chairman of the Board and Chief Executive Officer of iSuppli Inc., an Internet company.

    Donald S. Burns, a director since 1993, notified the Board on August 29, 2000 that he did not plan to stand for re-election.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Company's Board of Directors has Audit, Compensation and Stock Option, and Executive committees, but not a Nominating Committee. The Board of Directors met nine times during the fiscal year. No director attended fewer than 75% of meetings of the Board of Directors and of each committee on which he served during the fiscal year.

    The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations. It currently consists of Drs. Krsek and Plummer and Mr. Burns, each of whom is a director, but not an officer or employee, of the Company ("Non-Employee Director"). The Audit Committee met four times during fiscal year 2000.

    The Compensation and Stock Option Committee ("Compensation Committee") has the responsibility for setting executive officer compensation and for granting stock incentives to employees. (See "Compensation Committee Report" below). It currently consists of Drs. Vance and Vogt and Mr. Matsuda, each of whom is a Non-Employee Director. The Compensation Committee met eight times during the fiscal year.

    The Executive Committee exercises many of the powers of the Board in managing the business affairs of the Company and in addition it monitors and advises the Board on strategic business and financial planning for the Company. It consists of Messrs. E. Lidow and Mueller and Drs. A. Lidow, Plummer and Vance. The Executive Committee met three times during the fiscal year.

    Non-Employee Directors receive fees of $35,000 per annum for participation on the Board and its Committees. Drs. Plummer and Vance receive an additional $3,000 for each meeting of the Executive Committee attended. Under the Company's Amended and Restated Stock Incentive Plan of 1992 ("1992 Plan"), Non-Employee Directors are automatically granted 10-year stock options to purchase 5,000 shares of Common Stock, at fair market value on the date of grant, on each January 1st during the term of the 1992 Plan. Each Non-Employee Director was granted an option to purchase 40,000 shares of Common Stock in 1994 or at the time of his election to the Board if elected after 1994. Non-Employee Directors are also eligible to receive discretionary option grants under the 2000 Stock Incentive Plan ("2000 Plan").

    On January 28, 2000, each Non-Employee Director was granted by the Board an option to purchase 40,000 shares of Common Stock at an exercise price of $33.875 per share, the fair market value on date of grant. These options will expire April 27, 2005, unless earlier terminated. The options granted to Non-Employee Directors under the 1992 Plan and the 2000 Plan generally become vested and exercisable at the rate of 20% per year commencing no later than the first anniversary of the grant. Vesting accelerates upon death or termination of service following voluntary resignation (including resignation because of disability) or a decision not to stand for re-election, after five years of continuous service, or upon a change in control event (as defined in the 1992 Plan or the 2000 Plan), unless the Board otherwise provides. Following a termination of service, the director's options remain exercisable for periods of from three months to one year. Donald S. Burns, a director since 1993, is retiring from the Board effective November 20, 2000. The exercisability of his options to purchase an aggregate of 70,000 shares at exercise prices of $10.125 to $33.875 will accelerate as of that date, and the options will remain exercisable for a period of one year. (See also "Transactions with Directors and Management" below).

                             EXECUTIVE COMPENSATION

    The following table and accompanying notes summarize the aggregate compensation, including stock option grants, for each of the last three fiscal years awarded to the Chief Executive Officer and the other four highest paid executive officers of the Company ("Named Executive Officers").

                SUMMARY COMPENSATION TABLE--ANNUAL COMPENSATION

                                                                                    LONG TERM
                                                                                   COMPENSATION
                                                                                   ------------
                                                                                    SECURITIES
                                                                    OTHER ANNUAL    UNDERLYING     ALL OTHER
                                   FISCAL     SALARY      BONUS     COMPENSATION     OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR      ($)(1)       ($)         ($)(2)          (#)            ($)
---------------------------       --------   --------   ---------   ------------   ------------   ------------
Eric Lidow (3)..................    2000     677,289       --            --          330,000          25,126(4)
Chairman of the Board               1999     639,700       --            --          137,000       6,596,663(5)
                                    1998     664,027       --            --          100,000       1,534,682(6)

Alexander Lidow.................    2000     700,216    1,200,000        --           --              --
Chief Executive Officer             1999     352,200      100,000        --          301,000          --
                                    1998     365,469       --            --          100,000          --

Robert J. Mueller...............    2000     351,695      150,000        --           40,000          13,649(4)
Executive Vice President,           1999     329,400       --            --           67,000           5,601(4)
External Affairs and                1998     324,182       --            --           40,000          12,912(4)
Business Development

Michael P. McGee................    2000     271,796    1,000,000        --          115,000          10,208(4)
Executive Vice President,           1999     252,354       --            --           67,000           6,649(4)
Chief Financial Officer             1998     234,104       --            --          120,000          --

Nabeel Gareeb(7)................    2000     323,451      380,026        --          100,000          --
Chief Operating Officer             1999
                                    1998

--------------------------

 (1) Each year's salary includes an automobile allowance granted to key employees, except that of Robert J. Mueller who receives a Company car in lieu of an automobile allowance. Eric Lidow and Alexander Lidow's respective individual base salary rate for 1999 and 1998 was unchanged. Amounts reflect difference in pay periods.

 (2) Does not include perquisites or other personal benefits, the amount of which in the aggregate does not exceed the lesser of $50,000 or 10% of the reported annual salary and bonus of the executive officer for any year.

 (3) The Company has an executive agreement with Eric Lidow. (See "Executive Agreement" below).

 (4) Cash payment for vacation hours that were accumulated beyond 240 hours at the end of the calendar year, pursuant to Company vacation policy.

 (5) Pension trust payout in fiscal 1999. (See "Executive Agreement" below).

 (6) Includes pension trust payout of $1,500,000 in fiscal 1998 (see "Executive Agreement" below), and a cash payment of $34,682 for vacation hours that were accumulated beyond 240 hours at the end of the calendar year, pursuant to Company vacation policy.

 (7) Mr. Gareeb was elected an Executive Vice President on November 22, 1999 and Chief Operating Officer on July 3, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table and accompanying notes summarize options granted to each Named Executive Officer of the Company in fiscal 2000 and projects potential realizable gains at hypothetical assumed annual compound rates of appreciation. All options granted in fiscal 2000 to each Named Executive Officer were non-qualified stock options under the 1992 Plan or the 2000 Plan.

                                                                                   POTENTIAL REALIZABLE VALUE
                                           PERCENT OF                               AT ASSUMED ANNUAL RATES
                                          TOTAL OPTIONS                           OF STOCK PRICE APPRECIATION
                               OPTIONS     GRANTED TO     EXERCISE                     FOR OPTION TERM(3)
                               GRANTED    EMPLOYEES IN     PRICE     EXPIRATION   ----------------------------
NAME                            (#)(1)     FISCAL YEAR     ($/SH)     DATE(2)        5% ($)         10% ($)
----                           --------   -------------   --------   ----------   ------------   -------------
Eric Lidow...................  130,000         3.7%        12.625      7/6/2009    1,032,173       2,615,730
                               200,000         5.7%        33.875     1/27/2010    4,260,761      10,797,605
Alexander Lidow(4)...........    --             --          --           --           --             --
Robert J. Mueller............   40,000         1.1%        12.625      7/6/2009      317,592         804,840
Michael P. McGee.............   65,000         1.8%        12.625      7/6/2009      516,087       1,307,865
                                50,000         1.4%        41.875     2/28/2010    1,316,748       3,336,898
Nabeel Gareeb................   25,000          .7%        12.625      7/6/2009      198,495         503,025
                                25,000          .7%       17.4375     9/19/2009      274,159         694,772
                                25,000          .7%         20.75    11/21/2009      326,239         826,754
                                25,000          .7%        41.875     2/28/2010      658,374       1,668,449

In addition, 2,950,350 options were granted to other employees of the Company under its stock option plans during this period.

------------------------

 (1) Options were granted as ten-year options at market price and become exercisable at a rate of 20% per year commencing on the first anniversary of the date of grant. Options under the 1992 Plan and the 2000 Plan may be exercised for specified periods of time following the resignation, retirement or other termination of employment (including death or disability) with the Company or its subsidiaries, or as a result of a Change In Control of the Company (as defined in the 1992 Plan and 2000 Plan respectively). The 1992 Plan and the 2000 Plan also permit the Compensation Committee, which administers the 1992 Plan and the 2000 Plan, to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment or certain reorganizations as defined in their respective plans. Under the 1992 Plan and 2000 Plan, if there is a change in control of the Company, reorganization or other event, the vesting of the options and other benefits accelerates unless the Committee otherwise provides. (If no action is taken prior to a Change In Control, generally vesting of options and other benefits will then accelerate.)

 (2) Subject to earlier termination in certain events related to termination of employment.

 (3) These values are solely the mathematical results of hypothetical assumed appreciation of the market value of the underlying shares at an annual rate of 5% and 10% over the full ten-year term of the options, less the exercise price. Actual gains, if any, will depend on future stock market performance of the Common Stock, market factors and conditions, and each optionee's continued employment through the applicable vesting periods. The Company makes no prediction as to the future value of these options or of its Common Stock, and these values are provided solely as examples required by the SEC proxy reporting rules.

 (4) See "CEO Compensation" below.

OPTIONS

    The following table shows for each of the Named Executive Officers the shares acquired on exercise of options in fiscal 2000 and certain required information regarding outstanding options held by them at the end of fiscal 2000.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE
    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUE

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                                  OPTIONS                 IN-THE-MONEY OPTIONS
                                                         AT FISCAL YEAR-END (#)(1)    AT FISCAL YEAR-END ($)(1)(2)
                       SHARES ACQUIRED      VALUE       ---------------------------   -----------------------------
NAME                   ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                   ---------------   ------------   -----------   -------------   -------------   -------------
Eric Lidow...........          --               --        361,200        548,800       15,586,225      19,091,900
Alexander Lidow......          --               --        360,600        354,400       15,348,350      15,041,900
Robert J. Mueller....          --               --         99,400         97,600        4,039,550       5,861,950
Michael P. McGee.....       6,000           50,625(3)          --        273,600               --      14,973,375
                           16,000          103,000(3)
                            3,600          107,550(4)
                           15,000          487,500(4)
                           18,000          585,000(4)
                           13,400          520,925(4)
                           16,000          347,000(5)
                            8,400          241,500(5)
                           24,000          615,000(5)
                           30,000          727,500(5)
Nabeel Gareeb........          --               --         47,280        157,860        1,980,772       5,842,992

------------------------

 (1) The exercisability of options may be accelerated upon a "Change in Control" as defined in the relevant plan or award agreement.

 (2) Based on market value of $56.00 at the end of fiscal 2000, minus the exercise price of "in-the-money" options. The exercise price of outstanding options ranges from $6.00 to $41.875. These options are subject to the same terms and conditions as options granted to other employees under the Company's current stock option plans, including 20% annual vesting, acceleration and/or adjustments upon a change in control or reorganization and expiration at or following termination of employment.

 (3) Based on market value of $13.9375 on the date of exercise.

 (4) Based on market value of $46.625 on the date of exercise.

 (5) Based on market value of $45.50 on the date of exercise.

EXECUTIVE AGREEMENT

    The Company entered into an executive agreement with Eric Lidow, the Company's Chairman, dated May 15, 1991. The agreement set Mr. Lidow's annual salary at $500,000, granted the Board discretion to increase his salary and to pay him bonuses, and established a pension. Based upon actuarial assumptions established by PricewaterhouseCoopers LLP, the Company funded a trust to cover its liability under the pension. Mr. Lidow's salary was increased in May 1992 to $550,000, in August 1994 to $632,500 and in July 1999 to $670,450. Mr. Lidow was
not awarded a bonus in fiscal 2000. The agreement may be terminated by either party upon 90 days written notice.

    In fiscal 1998, the agreement was amended to cancel all of the Company's obligations with respect to the pension in consideration of the Company's directing that the corpus of the trust of $8,096,663 be distributed to Mr. Lidow. The distribution was made in several installments, $6,596,663 in fiscal 1999 and $1,500,00 in fiscal 1998.

TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

    In May 1999, the Company implemented a single chief executive management structure and entered into an agreement with Dr. Derek B. Lidow ("Agreement"), which provided for Dr. Lidow's resignation as Chief Executive Officer and as an employee of the Company. Under the terms of the Agreement, Dr. Lidow received previously reported compensation, including a grant of 200,000 stock options, which are vested and which expire on June 13, 2009 or earlier if the Agreement is terminated for cause or in certain limited circumstances. Under the Agreement, Dr. Lidow is providing non-exclusive consulting services to the Company until June 15, 2001 for which he is being compensated $100,000 per quarter plus associated expenses. Upon a termination of the Agreement by the Company without cause, the benefits under the Agreement are payable in lump sum within 30 days. A "Change in Control," as defined in the 1992 Plan, that occurs prior to June 14, 2001 will be treated the same as an assignment of the Agreement unless earlier terminated by the Company, except that if Dr. Derek B. Lidow reasonably withholds his consent, then the "Change in Control" will be treated as a termination of the Agreement without cause.

    In connection with Dr. Derek B. Lidow's exercise of an option on June 23, 1999 to purchase 64,000 shares of Common Stock, the Company had an outstanding receivable from Dr. Lidow for $597,694, without interest, at June 30, 1999, which was paid on July 7, 1999.

    In March 2000, the Company completed an offering of 9,250,000 shares of common stock, 400,000 of such shares were sold by Eric Lidow as selling stockholder. The Company paid $2.7 million of transaction costs and $17.9 million of underwriting commissions, less $464,400 in underwriting commissions paid by Mr. Lidow.

    During the fiscal year, the Company paid $62,860 to the Law Offices of Janet
K. Hart for legal and negotiation services rendered to the Company. Ms. Hart is the wife of Dr. Alexander Lidow.

    At the Board of Directors meeting on November 22, 1999, the Chairman of the Board was empowered to designate any retiring directors for Emeritus status, subject to ratification by the Board. On August 29, 2000, the Board confirmed Donald S. Burns as the Company's first Emeritus Director, effective upon his retirement from the Board as of November 20, 2000. As an Emeritus Director,
Mr. Burns will not be or enjoy rights as a member of the Board of Directors and will not generally participate in Board decisions or have the duties of a director. He will be a consultant to the Chairman and the Board, providing non-exclusive consulting services from time to time as requested by the Chairman. Mr. Burns' consulting period as an Emeritus Director will be for a term of three years, with annual remuneration for his consulting services of $35,000. He is required during this period to refrain from conflicting engagements.

    See "Executive Agreement" above for a discussion of transactions with Eric Lidow.

THE FOLLOWING INFORMATION CONTAINED UNDER THE CAPTIONS "COMPENSATION COMMITTEE REPORT" AND "STOCK PRICE PERFORMANCE" SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR "FILED" WITH THE SEC AND SHALL NOT BE DEEMED TO BE INCORPORATED INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 IN THE ABSENCE OF SPECIFIC REFERENCE TO SUCH CAPTIONS AND INFORMATION.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee determines the compensation of the executive officers, including the Named Executive Officers listed in the summary compensation table. (See "Executive Compensation" above). The Compensation Committee also reviews (but does not set) the salaries of all other employees having annual compensation of $150,000 or more. Salaries for those positions are determined by the Chief Executive Officer ("CEO").

COMPENSATION PROGRAM

    The Company's executive compensation program consists of base salaries, annual bonus opportunity, and long-term incentives in the form of stock options. The Compensation Committee's policy generally is to set base salaries near the median of the competitive range for similar positions in technology and semiconductor companies based on information of a broad range of such companies obtained from an annual independent survey of executive compensation. The Committee rewards outstanding performance with the opportunity to earn above average total compensation through annual bonuses and stock option grants. Each of the compensation elements is described in more detail below.

BASE SALARIES

    Base salaries and bonuses for fiscal 2000 of the Named Executive Officers are listed above under "Executive Compensation" and are targeted at median competitive levels (except for the CEO and Chairman which are targeted at the 75th percentile.) (See "CEO Compensation" below and "Executive Agreement" above.) The Committee approved base salary increases of 6% on July 7, 1999 for the other Named Executive Officers based on their individual performance and contributions.

ANNUAL BONUS

    Award determinations under the annual bonus plan for the Named Executive Officers (except Mr. Gareeb) are based on subjective assessment by the Compensation Committee and (except for the CEO and Chairman) recommendations of the CEO. In making annual bonus awards, the Compensation Committee and the CEO considered such factors as Company revenue and profit growth, total shareholder return, outstanding achievements such as new product introductions, improvement in market share and industry position, as well as their perceptions of individual performance versus objectives.

    Annual bonuses for fiscal 2000 were based on outstanding Company performance for the fiscal year including 38% revenue growth, 225% growth in earnings per share (before extraordinary charge and cumulative effect of accounting change), and 327% total shareholder return. The Company's total shareholder return was among the highest in the industry. Substantial accomplishments for the year include successful completion of the Company's public offering of 8.85 million shares of Common Stock, acquisition of Omnirel LLC as a strategic complement to the Company's current product lines, substantial completion of the private offering of $550 million in convertible notes (final completion occurred in fiscal 2001 before bonuses were awarded), and numerous new product releases and enhancements.

    Mr. Gareeb's bonus was determined under a formula plan based on profit margin improvement in the product lines that he oversees, as authorized by the CEO prior to the time Mr. Gareeb became an executive officer.

LONG-TERM INCENTIVES

    Long-term incentives are intended to reward for Company performance longer than one year. The Compensation Committee has determined that stock options are an effective incentive to reward for sustained long-term growth in total shareholder return as reflected in the Company's stock price. Stock options are granted at exercise prices that are not less than fair market value on the date of grant. Outstanding options become exercisable at a rate of 20% per year commencing on the first anniversary of the date of grant and expire 10 years after the date of grant. To determine option grants for fiscal year 2000 performance, the Compensation Committee considered peer company option values based on the Black-Scholes valuation model, individual and Company performance, and recommendations from the CEO as to his direct reports. On August 29, 2000, the Compensation Committee granted the stock options at the market price in the following amounts to the Named Executive Officers: Eric Lidow--100,000 shares; Alexander Lidow--220,000 shares; Robert J. Mueller--25,000; Michael P. McGee--50,000; and Nabeel Gareeb--50,000. No restricted stock grants have been made to the Named Executive Officers to date.

CEO COMPENSATION

    In May 2000 Alexander Lidow's base compensation was increased to $700,000 effective as of the beginning of the fiscal year when he assumed responsibility as the sole Chief Executive Officer of the Company. This increase in base salary recognizes his importance to the Company and reflects the 75th percentile for CEOs of peer semiconductor companies. Dr. Lidow's bonus was based on assessment of his contribution to the Company's outstanding performance in fiscal year 2000, including those accomplishments cited above under "Annual Bonus." A substantial part of his total compensation package is made up of stock options which further enhances an alignment of compensation with shareholder interests. Because of the timing of the CEO restructuring, option grants to Alexander Lidow with respect to fiscal years 1998 and 1999 were concentrated in fiscal year 1999; during fiscal year 2000, he was not granted any stock options. (See "Option Grants in Last Fiscal Year" above). However at the August 29, 2000 meeting, the Committee granted him 220,000 options at fair market value based on its evaluation of Company and individual performance. The Company does not have an employment contract with Alexander Lidow.

POLICY ON 162(m)

    The Company has not adopted any policy with respect to Section 162(m) of the Internal Revenue Code of 1986. However, the Compensation Committee generally structures compensation to be deductible and considers cost and value to the Company in making compensation decisions which would result in non-deductibility. The Board has on occasion made decisions resulting in nondeductible compensation (including, for example, in fiscal year 2000, the bonus awards to Alexander Lidow and Michael P. McGee). The Compensation Committee feels that the payments in 2000 were appropriate and in the best interests of the Company to reward for outstanding performance and individual contributions. For fiscal year 2001, the Committee has structured certain annual bonus opportunities for executive officers as performance awards under
Section 162(m) in an effort to preserve deductibility under the cash feature of the 2000 Plan. Certain information that may be a material term of a performance goal is not disclosed to the stockholders because the Compensation Committee has determined that such information is confidential commercial or business information, the disclosure of which would adversely affect the Company.

                                          Jack O. Vance (Chairman)
                                          Rochus E. Vogt
                                          Minoru Matsuda

                            STOCK PRICE PERFORMANCE

    The following graphs compare the Company's cumulative stockholder return on its Common Stock (i.e. change in stock price plus reinvestment of dividends) measured against the cumulative total return of the Standard and Poor's 500 Stock Index and Standard and Poor's High Technology Composite Index peer group. The stock price performance shown in these graphs, which assumes $100 was invested on June 30, 1995 and June 30, 1999, respectively, is not necessarily indicative of and not intended to suggest future stock price performance.

                Comparison of Five-Year Cumulative Total Return

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

      THE COMPANY  S&P 500  S&P HIGH TECH
1995      $100.00  $100.00        $100.00
1996       $99.23  $126.00        $119.15
1997      $114.62  $169.72        $181.14
1998       $52.31  $220.91        $243.37
1999       $81.92  $271.18        $401.54
2000      $344.62  $290.84        $580.31

Fiscal Years

                      Comparison of One-Year Total Return

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BASE PERIOD JUNE99   JUNE00
The Company                    100  658.82
S&P 500                        100  131.65
S&P High Tech                  100  238.44

             AMENDMENTS TO THE COMPANY'S 2000 STOCK INCENTIVE PLAN
                                  (PROPOSAL 2)

PROPOSED AMENDMENTS TO 2000 INCENTIVE PLAN

    At the Annual Meeting, stockholders will be asked to approve amendments to the Company's 2000 Incentive Plan, as amended (the "2000 Plan"), principally to increase the stock limit from 4,500,000 shares to 7,500,000 shares (an increase of 3,000,000 shares) subject to certain adjustments as provided in the 2000 Plan and to expand performance and business criteria for cash and other awards (the "Amendments"), (see "Summary Description of the 2000 Plan--Share and Cash Limits" below). As of September 22, 2000, 2,364,100 shares of the Company's Common Stock were subject to outstanding options under the 2000 Plan and only 2,135,900 shares were available for additional 2000 Plan awards within the pre-existing share limit. See also "Non-Exclusive Plan" below for information regarding other plans.

    The Board approved the Amendments (subject to stockholder approval) based, in part, on a belief that the number of shares that remained available for additional awards under the original plan was insufficient to adequately provide for future stock-based incentives. The Amendments also include additional business criteria for performance-based awards, described below, and clarify the maximum dollar amount that may be paid under any awards with respect to any consecutive three fiscal year period. In addition, the Board has approved, within its own authority under the 2000 Plan, a change in the name of the original plan and various editorial changes to more clearly reference and describe the cash only performance-based awards authorized by the 2000 Plan.

    The principal terms of the 2000 Plan are summarized below; capitalized terms not otherwise defined are used as defined in the 2000 Plan. The following summary is qualified in its entirety by the full text of the 2000 Plan, which is set forth as an Appendix in the Company's filing with the SEC of this year's Proxy Statement (14/A), as filed on EDGAR on or about October 12, 2000, and can be reviewed on the SEC's Web site at http://www.sec.gov under International Rectifier. A copy of the 2000 Plan, as amended, may also be obtained from the Company without charge. Your request for a copy of the 2000 Plan should be directed to:

       L. Michael Russell
       Executive Vice President, Secretary and General Counsel
       International Rectifier Corporation
       233 Kansas Street
       El Segundo, CA 90245
       (310) 726-8268

SUMMARY DESCRIPTION OF THE 2000 PLAN

    PURPOSE. The purpose of the 2000 Plan is to provide stock and other performance-based incentives as a means of promoting the success of the Company by attracting, motivating, rewarding, retaining and aligning the interests of employees (including officers), directors and consultants with those of stockholders generally.

    ELIGIBLE PERSONS.  Eligible Persons under the 2000 Plan generally include:

    - directors,

    - officers,

    - employees, or

    - consultants and advisors

    of the Company and its subsidiaries.

    Members of the Board who are not executive officers or employees of the Company ("Non-Employee Directors") have received and may receive in the future discretionary grants under the 2000 Plan, in addition to formula grants through 2002 under the 1992 Plan.

    As of June 30, 2000, there were approximately 5,100 employees, including officers, of the Company and seven Non-Employee Directors, all of whom are Eligible Persons under the 2000 Plan. The Board and Committee, respectively, retain the power to determine the particular Non-Employee Directors and other eligible persons to whom discretionary Awards will be granted.

    ADMINISTRATION. The Board of Directors or one or more committees of directors appointed by the Board (the appropriate acting body is referred to as the "Committee") administer the Other Existing Plans (defined below) as well as the 2000 Plan. All Awards to Eligible Persons will be authorized by the Board or the Committee. See "Committees and Meetings of the Board of Directors" at page 6 of this Proxy Statement.

    The Committee has broad authority under the 2000 Plan:

    - to select the Participants and make other decisions contemplated by the 2000 Plan, although grants to Non-Employee Directors require Board approval or ratification;

    - to determine the number of shares that are to be subject to Awards and the terms and conditions of Awards, including the price (if any) to be paid for the shares or the Award;

    - to determine the terms and conditions of cash-only performance-based and other Awards;

    - to permit the recipient of any Award to pay the exercise or purchase price of the Common Stock or Award in cash, by the delivery of previously owned shares of Common Stock or by offset (withholding shares otherwise to be delivered on exercise, valued at their fair market value as of the date of exercise in respect of withholding taxes and/or the exercise price), by notice and third party payment, or by a promissory note meeting the requirements contained in the 2000 Plan;

    - to amend option terms other than to reprice them, to accelerate the receipt or vesting of benefits and to extend or enhance benefits under an Award; and

    - to make certain adjustments to an outstanding Award and authorize the conversion, succession or substitution of an Award in connection with certain reorganizations or Change in Control Events (as generally described below under "Acceleration of Awards; Possible Early Termination of Awards").

IN NO CASE WILL THE EXERCISE PRICE OF ANY OPTION BE REDUCED (BY AMENDMENT, SUBSTITUTION, CANCELLATION AND REGRANT OR OTHER MEANS), UNLESS AUTHORIZED BY STOCKHOLDERS. ADJUSTMENTS RESULTING FROM ANTIDILUTION PROVISIONS OF THE 2000 PLAN OR A RECAPITALIZATION, REORGANIZATION, OR SIMILAR TRANSACTION AFFECTING THE UNDERLYING SECURITIES ARE NOT CONSIDERED REPRICING.

    SHARE AND CASH LIMITS. Under the 2000 Plan, the current Share Limit is 4,500,000 shares of Common Stock. The Amendments, if approved by the stockholders, will increase the Share Limit to 7,500,000 shares of Common Stock. Various additional share limits (which remain unchanged) are imposed to address investor, tax and regulatory issues. A maximum of:

    - 2,250,000 shares may be subject to Incentive Stock Options granted under the 2000 Plan;

    - 225,000 shares may be granted under the 2000 Plan as Restricted Stock Awards or equivalents if their vesting is based solely on the passage of time and/or continued service;

    - 1,200,000 shares may be issued subject to Options and to all share-based Awards granted under the 2000 Plan to any individual in any three consecutive fiscal years;

    A maximum $3,000,000 may be paid pursuant to performance-based awards payable solely in cash that are granted under the 2000 Plan to an individual, with respect to performance in any period or periods aggregating three consecutive fiscal years.

    Each share limit and share-based Award under the 2000 Plan and the exercise price of options are subject to adjustment for certain changes in the Company's capital structure, reorganizations and other extraordinary events. Shares subject to Awards that are not paid or exercised before they expire or are terminated are available for future grants under the 2000 Plan. The individual cash limit, imposed only on cash-based awards, has been clarified to refer to fiscal years and actual payouts under the 2000 Plan. (The fiscal year 2000 bonuses reported above were not paid under the 2000 Plan.)

    TYPES OF AWARDS. The 2000 Plan authorizes the grant of Options, Restricted Stock, Stock Bonuses, Stock Units, Performance Awards and dividend equivalent rights, on a current or deferred basis, collectively "Awards." Generally speaking, an Option will expire, and any other Award will vest or be forfeited, not more than 10 years after the date of grant, subject to certain deferral opportunities that may be provided to participants. The Committee determines the applicable vesting schedule for each Award. The Company may authorize settlement of Awards in cash or shares of the Company's Common Stock or other Awards, subject to preexisting rights of participants or commitments evidenced by an Award agreement. Stock-based awards may be settled in cash, but are not subject to the individual dollar limits on cash-based awards.

    TRANSFER RESTRICTIONS. Subject to customary exceptions, Awards under the 2000 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Committee, however, may permit certain transfers of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration), or in certain other circumstances.

    ADJUSTMENTS. As is customary in incentive plans of this nature, the number and kind of shares available under the 2000 Plan and the outstanding Awards, as well as exercise or purchase prices and other share limits, and, as appropriate, performance targets, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders.

    STOCK OPTIONS. An Option is the right to purchase shares of Common Stock at a future date at a fixed or variable exercise price ("Option Price") during a specified term not to exceed 10 years. The Committee must designate each Option granted as either an Incentive Stock Option ("ISO") or a Nonqualified Stock Option ("NQSO").

    The Option Price per share will be determined by the Committee at the time of grant, but will not be less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of an ISO granted to a beneficial holder of more than 10% of the total combined voting power of all classes of stock of the Company). ISO tax consequences differ, and ISOs are subject to more restrictive terms by the Code and the 2000 Plan. Full payment for shares purchased on the exercise of any Option and any related taxes must be made at the time of such exercise, in cash, shares already owned or by offset of shares otherwise issuable, or other lawful consideration, including payment through authorized third party payment procedures.

    The Committee may grant one or more Options to any employee, officer, director or consultant of the Company or any of its subsidiaries. If the optionee ceases to be employed by the Company, the Committee may determine the effect of termination on the rights and benefits under the Options and in so doing may make distinctions based upon cause of termination.

    RESTRICTED STOCK AWARD. A Restricted Stock Award is an award typically for a fixed number of shares of Common Stock which are subject to restrictions ("Restricted Stock"). The Committee must specify the price, if any, or services the recipient must provide for the shares of Restricted Stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. A Restricted Stock Award confers voting but not necessarily any dividend rights prior to vesting.

    STOCK UNIT. A Stock Unit represents an economic interest similar to Restricted Stock, in the form of a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of a deferred benefit or right. A Stock Unit typically will be payable only in the equivalent number of shares of Common Stock and can accrue dividend equivalent rights in cash or additional shares under the 2000 Plan. Other types of Stock Unit awards can be made, including Units that are fully vested at the time of grant (either in lieu of cash compensation or as cash or option gain deferrals) or Units payable in cash. The Committee may permit any Eligible Person to defer any payment of cash or shares that may become due or payable under the 2000 Plan, by and through Stock Units and dividend or other accretions thereon, or otherwise, under and in accordance with the specific terms of any other non-qualified deferred compensation plan or program sponsored by the Company. The Committee may impose additional conditions, restrictions, or requirements on such deferrals, although the number of shares payable with respect to Units so used as deferred compensation are not limited by the Restricted Stock limits above.

    PERFORMANCE AWARDS. The Committee also may grant Performance Awards to Eligible Persons. The vesting and/or payment of Performance Awards may be based on the attainment of one or more performance measures established by the Committee with respect to the award at the time of grant. The amount of cash or shares or other property deliverable pursuant to such an award may be based (in whole or in part) upon the degree of attainment of the performance of the Company as may be established by the Committee for a specified period of not more than 10 years (a "performance cycle") to be established by the Committee as to each Performance Award.

    SECTION 162(m) AWARDS: BUSINESS CRITERIA AND CONDITIONS. In addition to Options granted "at market," other Performance Awards may be designed to satisfy the requirements for "performance-based" compensation under Section 162(m) and thus preserve the deductibility of such compensation under federal income tax law. These awards will be based on the performance of the Company and/or one or more of its subsidiaries, divisions, segments, units or stations. The applicable period(s) over which performance is measured will be not less than one nor more than 10 fiscal years.

    The business criteria (with new criteria underscored) upon which performance goals with respect to these awards will be established are:

    - revenue growth;

    - earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization);

    - gross profit (whether expressed as a dollar amount or a percentage of revenues);

    - cash flow (from operating, investing, or financing activities or any combination thereof);

    - WORKING CAPITAL;

    - STOCK PERFORMANCE;

    - stock price appreciation (whether expressed on an absolute or relative basis), return on equity, assets or return on net investment;

    - cost containment or reduction; or

    - any combination of the foregoing criteria.

    By way of example, cost containment or reduction may be achieved by, among other objective means, reducing expenses, costs of goods sold, or the length of time receivables remain outstanding. Similarly, the performance of a division, segment or station may include the success of one or more designated product lines.

    These types of Section 162(m) eligible awards will be earned and payable only if performance reaches specific, preestablished performance goals approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Before any of these awards are paid, the Committee must certify that the applicable performance goals have been satisfied. Performance goals will be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by
Section 162(m) and subject to the 2000 Plan. In the event of death, disability, a change in control event, or in such other circumstances as the Committee may determine, the Committee may provide for full or partial credit prior to completion of the performance cycle or the attainment of the performance achievement specified in the Performance Award.

    Performance Awards may be stock-based (payable in stock only or cash or any combination thereof) or may be cash-only awards (in either case, subject to the applicable limits described above under the heading "Share and Cash Limits"). The Committee has discretion to determine the performance goals and restrictions or other limitations of the individual Performance Awards and may reserve "negative" discretion to reduce payments below maximum Award limits. The Committee has no discretion to increase, above the maximum amount specified at the time of grant, the amount of cash or number of shares to be delivered upon attainment of the performance goals set forth in the individual performance award in the case of Section 162(m) qualified awards.

    STOCK BONUSES. A Stock Bonus represents a bonus in Shares for services rendered. The Committee may grant Stock Bonuses to any or all Eligible Persons to reward special services, contributions or achievements, or to further share ownership objectives, in such manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee and may be granted independently of or in lieu of cash bonuses or other awards.

    PROMISSORY NOTES TO PURCHASE SHARES. The 2000 Plan allows the Committee to authorize acceptance of one or more promissory notes from any Eligible Person to finance or facilitate the exercise or receipt of Awards. The principal of the note must not exceed the exercise or purchase price and applicable withholding taxes. The note must be full recourse and secured by the stock purchased, if required by the Committee or by applicable law, but may include favorable (below market) terms as to interest rates or other provisions; however the interest rate cannot be less than the interest rate necessary to avoid the imputation of interest under the Code. The term of any note under the 2000 Plan may not exceed 5 years. The unpaid principal balance of the note will become due and payable no later than the 30th business day after termination of employment or service, unless the Committee otherwise provides. Short-term tax loans to cover the taxes associated with Awards are also authorized; these loans may be on any terms the Committee approves.

    CHANGE IN CONTROL; ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. Upon the occurrence of a Change in Control Event, each Option will become immediately exercisable, Restricted Stock may immediately vest free of restrictions, and Performance Awards and Stock Units may become payable, unless the Committee otherwise provides. Under Section 6.1(g) of the 2000 Plan a Change in Control Event generally includes (subject to certain exceptions):

    - an acquisition by any Person of beneficial ownership or a pecuniary interest in more than 50% of the Common Stock or voting securities then entitled to vote generally in the election of directors of the Company ("Voting Stock"), other than an acquisition by one or more of the following persons or entities: the Company, a subsidiary of the Company, any employee benefit plan or employee stock option plan of the Company, or any member or group affiliated with the Lidow family;

    - certain changes in a majority of the Board;

    - stockholder approval of certain dissolution or liquidation proceedings of the Company; or

    - stockholder approval of certain mergers or consolidations or sales of all or substantially all of the Company's assets, in any case involving more than a 50% change in ownership.

    In certain circumstances Awards which are fully accelerated and which are not exercised or settled at or prior to a Change in Control Event may be terminated, subject to any provisions for assumption, substitution or settlement. If the vesting of an Award has been accelerated expressly in anticipation of an event or subject to stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

    TERMINATION OF OR CHANGES TO THE 2000 PLAN AND AWARDS. The Board may amend or terminate the 2000 Plan at any time and in any manner, including a manner that increases, within 2000 Plan aggregate limits, awards to officers and directors. Unless required by applicable law, stockholder approval of amendments will not be required. No new Awards may be granted under the 2000 Plan after December 31, 2009, although, as is the case under the Existing Plans, the applicable plan provisions and authority of the Committee will continue as to any then outstanding Awards. (This authority includes authority to amend outstanding Options or other Awards, except as to repricing.)

    Outstanding Options and other Awards generally speaking may be amended (except as to repricing), but the consent of the holder is required if the amendment materially and adversely affects the holder.

    SECURITIES UNDERLYING AWARDS. The closing price of the Common Stock as of September 22, 2000 was $54.00 per share. The Company registered the original 2000 Plan under the Securities Act of 1933 prior to the time of any issuance of shares. The Company plans, subject to stockholder approval, to register the additional shares on Form S-8 under the Securities Act of 1933 prior to issuance.

    As of September 22, 2000, no Awards in excess of original plan authority have been granted under the 2000 Plan.

    NON-EXCLUSIVE PLAN. The 2000 Plan will not limit the authority of the Board or other Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other authority.

    The Company also maintains the 1992 Plan and the 1997 Employee Stock Incentive Plan, as amended ("1997 Plan"), together the "Other Existing Plans." As of September 22, 2000, approximately 6,446,163 shares are subject to currently outstanding options under the Other Existing Plans, and approximately 2,021,185 shares (plus shares underlying outstanding options that expire or terminate in the future) are available for future grants. The 1992 Plan has an evergreen feature that will add another 1 1/2% of the number of shares outstanding on January 1, 2001. Future awards may be granted under the Other Existing Plans, as well as under the 2000 Plan, although the additional 3,000,000 shares under the 2000 Plan will be available only if the Amendments are approved at the meeting. The Company also maintains a Section 401(k) employee benefit plan and Section 423 stock purchase plan whereby employees may receive or acquire interests in the Company's Common Stock.

    SPECIFIC BENEFITS. The grant of additional stock-based Awards under the 2000 Plan in the future in excess of the original Plan authority and the nature of any such Awards are subject to the Committee's (or, in the case of Awards to Non-Employee Directors, the Board's) discretion. Accordingly, the number, amount and type of Awards to be received by or allocated to Eligible Persons under the 2000 Plan as a result of the Amendments in the future cannot be determined. If the Amendments had been in effect in Fiscal 2000, the Company expects that the grants of stock-based Awards to executive officers would not have been substantially different from those described in the Summary Compensation Table.

    The 2000 Plan is now being used, as contemplated, to structure certain cash awards. In September 2000, the Committee authorized maximum annual cash bonus award opportunities to executive officers under the 2000 Plan for fiscal year 2001 in order to qualify them for the potential benefits of tax deductibility under the Internal Revenue Code. The specific business criteria and targets, below which an annual cash bonus under the 2000 Plan will not be paid for the period, represent confidential business information, the disclosure of which the Committee believes would adversely affect the Company's interests. The 2000 Plan requires adjustments to the performance target for certain extraordinary and other events, including accounting changes. Actual bonuses, if any, relative to such award opportunities, will be determined by the Committee in its discretion within the award restrictions, except in the case of formula awards to certain operations officers as to which commitments have been made but amounts are not presently determinable.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE PLAN.

    The federal income tax consequences of the 2000 Plan under current federal law are summarized in the following discussion of general tax principles applicable to the 2000 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

    The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option Price and the fair market value of the shares at the time of exercise of a Non-Qualified Stock Option. With respect to Incentive Stock Options, the Company is generally not entitled to a deduction nor does the participant recognize income, either at the time of grant or exercise or (provided the participant holds the shares at least two years after grant and one year after exercise) at any later time. Rather, the participant receives capital gains treatment on the difference between his basis and the ultimate sales price.

    The current federal income tax consequences of other Awards authorized under the 2000 Plan generally follow certain basic patterns: restricted stock is taxed at the time of vesting (unless effectively deferred through units) (although employees may elect earlier taxation and convert future gains to capital gains); bonuses and stock units are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

    If an Award is accelerated under the 2000 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payment") in excess of average annual base salary if the parachute payments exceeds certain threshold limits under the Code; certain related excise taxes also may be triggered. Furthermore, if compensation attributable to Awards is not "performance-based" within the meaning of
Section 162(m) of the Code, the Company may not be permitted to deduct aggregate compensation to certain executive officers that is not performance-based, to the extent it exceeds $1,000,000 in any tax year.

VOTE REQUIRED.

    The Board believes that the changes to the 2000 Plan by the approval of the Amendments will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

    All members of the Board are eligible to receive Awards under the 2000 Plan and thus have a personal interest in the approval of the Amendments.

    Approval of the 2000 Plan requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting.

                            INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 3)

    The Board of Directors, on the recommendation of the Audit Committee, proposes that PricewaterhouseCoopers LLP, independent auditors, be appointed as independent auditors of the Company to serve for fiscal year 2001. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions. This firm has been auditors of the Company for many years.

    Although this appointment is not required to be submitted to a vote of the Stockholders, the Board believes it is appropriate as a matter of policy to request that the Stockholders ratify the appointment. If the Stockholders do not ratify the appointment, which requires the affirmative vote of a majority of the shares represented either in person or by proxy at the Annual Meeting, the Board will consider the selection of another independent auditor.

    The Board of Directors recommends a vote FOR this proposal.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and holders of more than 10% of a company's registered class of equity securities file reports of their ownership of such securities with the SEC. Based on a review of these reports, the Company believes that its reporting persons complied with all applicable filing requirements during the last fiscal year.

                         STOCKHOLDER PROPOSALS FOR 2001

    The 2001 Annual Meeting of Stockholders is presently expected to be held on or about November 26, 2001. To be considered for inclusion in the Company's Proxy Statement for the 2001 Annual Meeting, proposals of stockholders intended to be presented at the meeting must be received by the Corporate Secretary at the Company's office at 233 Kansas Street, El Segundo, California 90245 no later than June 11, 2001.

    A stockholder may wish to have a proposal presented at the 2001 Annual Meeting of Stockholders, but not to have such proposal included in the Company's Proxy Statement for the meeting. If notice of the proposal is not received by the Company at the address above at least 30 days and not more than 90 days before the meeting, then the proposal will be deemed untimely under Rule 14a-4(c) under the Securities Exchange Act of 1934, and the persons entitled to vote proxies solicited by the Board for that meeting generally will have the right to exercise discretionary voting authority with respect to the proposal.

    The Company's Bylaws currently provide that for business to be properly brought before any annual meeting by a stockholder, the stockholder must be a stockholder of record entitled to vote at the meeting who has given prior notice in writing to the Corporate Secretary. The notice must be delivered to or mailed and received at the principal executive office of the Company not less than 30 days nor more than 90 days before the meeting. The Company's Bylaws require that the notice include:

    - a brief description of the business desired to be brought before the meeting, and, as to a proposed charter or bylaw amendment, the language of the proposed amendment,

    - the name and address of the stockholder proposing such business, and the class and number of shares of stock of the Company owned by the stockholder, and

    - any material personal interest of the stockholder in such business.

If these advance notice provisions are amended, the Company's Bylaws will be filed with the next Form 10Q or 10K filed.

    In addition, the Bylaws include provisions for submitting director nominations. To properly nominate a candidate, a stockholder generally must give notice in writing as provided above not less than 30 days nor more than 90 days prior to the meeting. The stockholder's notice must set forth:

    as to each proposed nominee:

       - the name, age, business address and residence address, and the principal occupation of employment,

       - the class and number of shares of stock of the Company beneficially owned, and

       - any other information that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, and as to the stockholder giving the notice:

       - the name and address of such stockholder,

       - the class and number of shares of stock of the Company beneficially owned, and

       - such other information as may be reasonably necessary to determine the eligibility of such proposed nominee to serve as a director of the Company.

                                 MISCELLANEOUS

    Management does not know of any business to be presented other than the matters set forth in the Notice of Meeting. However, if other matters properly come before the meeting, the Board, as proxies, intend to vote in accordance with their best judgment on such matters.

    The expense of preparing, assembling, printing and mailing the Proxies and the material used in the solicitation of Proxies will be borne by the Company. The Company contemplates that Proxies will be solicited principally through the use of the mails, but the officers and regular employees of the Company (who receive no additional compensation) may solicit Proxies personally, by telephone, facsimile or by special letter. The Company has retained Morrow & Co., Inc. ("Morrow") to assist in the solicitation of proxies. Morrow will be paid approximately $10,000, plus out-of-pocket expenses, for its services. The Company will reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to their principals.

    A copy of the Annual Report of the Company for the year ended June 30, 2000, including financial statements for the year then ended, is being transmitted with these proxy materials. The Annual Report is enclosed for the convenience of stockholders only and should not be viewed as part of the proxy solicitation material. Stockholders may obtain without charge copies of the Company's Annual Report and Form 10-K by writing to: International Rectifier Corporation, Corporate Finance Department, 233 Kansas Street, El Segundo, CA 90245.

                                          By Order of the Board of Directors

                                          L. Michael Russell
                                          Secretary

October 12, 2000

                                   [GRAPHIC]

                       INTERNATIONAL RECTIFIER CORPORATION
                               2000 INCENTIVE PLAN
                  (Amended and Restated as of September 28, 2000)

1.      THE PLAN.

        1.1     PURPOSE.

        The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward employees (including officers) and directors of the Company with awards and incentives for individual performance and for financial performance of the Company. "Corporation" means International Rectifier Corporation and "Company" means the Corporation and/or its Subsidiaries, unless the context otherwise requires. These terms and other capitalized terms are defined in Article 6.

        1.2     ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

                1.2.1 COMMITTEE. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members. Awards to a non-employee director shall be subject to approval or ratification by the Board.

                1.2.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

                (a) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an Award;

                (b) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards, provided, however, that any Awards to a non-employee director shall be subject to approval or ratification by the Board;

                (c) to approve the forms of Award Agreements (which need not be identical either among types of awards or among Participants) and any amendments thereto;

                (d) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                (e) to amend, cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Participants, subject to any required consent under
Section 5.6;

                (f) to adjust the exercisability, term (subject to the limits of Section 1.6) or vesting schedule of any or all outstanding Awards, adjust the number of shares subject to any Award, or otherwise change previously imposed terms and conditions as deemed appropriate by the Committee, by amendment, waiver or other legally valid means (which may result, among other changes, in a different number of shares subject to the Award, a different vesting or exercise period, or, except as provided below, a different exercise or purchase price), in each case subject to Sections 1.4 and 5.6; provided, however, that in no case shall the exercise price of any Option be reduced (by amendment, substitution, cancellation and regrant or other means);

                (g) to provide for the settlement of an Award in cash, shares or another Award, based upon the intrinsic value of such Award at the time of settlement or such other valuation methodology as the Committee may approve; and

                (h) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

                1.2.3 BINDING DETERMINATIONS/LIABILITY LIMITATION. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

                1.2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

                1.2.5 BIFURCATION OF PLAN ADMINISTRATION AND DELEGATION. Subject to the limits set forth in the definition of "Committee" in Article 6, the Board may delegate different levels of authority to different committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder will consist exclusively of a member or members of the Board. A majority of the members of the acting Committee will constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of a Committee will constitute action by the

Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3     PARTICIPATION.

        Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards, subject to the terms of this Plan.

        1.4     SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.

                1.4.1   SHARES AVAILABLE. Subject to the provisions of
Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

                1.4.2 SHARE LIMITS. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 7,500,000 (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 2,250,000. The maximum number of shares subject to options that during any three consecutive calendar years are granted to any individual shall be limited to 1,200,000. The maximum individual limit on the number of shares in the aggregate subject to all Awards that during any three consecutive calendar years are granted under this Plan shall be 1,200,000. Each of these share limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 5.2.

                1.4.3 RESTRICTED STOCK LIMIT. The maximum number of shares that may be delivered under Restricted Stock or Stock Unit Awards that are issued only for services rendered (or for services and nominal consideration), as distinguished from an Award in payment or settlement of other rights, deferred compensation or otherwise expressly in lieu of cash compensation, shall not exceed 225,000 shares, subject to adjustments under or contemplated by
Section 1.4 or 5.2.

                1.4.4 Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (1) the maximum number of shares issuable at any time pursuant to such Award, plus (2) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations as appropriately adjusted, plus (3) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares under the Plan, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

        1.5     GRANT OF AWARDS.

        Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Subsection 1.2.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

        1.6     AWARD PERIOD.

        Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the Award Date in the case of Options or other rights to acquire Common Stock; provided, however, that any payment of cash or delivery of shares pursuant to an Award may be delayed until a further date if specifically authorized by the Committee pursuant to Article 3 or otherwise, by resolution, written consent or other writing.

        1.7     LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

                1.7.1 PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

                1.7.2 PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

                1.7.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated for future exercises. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

        1.8     ACCEPTANCE OF NOTES TO FINANCE EXERCISE.

        The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

        (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

        (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

        (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

        (d) If the Participant retires or the Participant's employment or service otherwise terminates, the unpaid principal balance of the note shall become due and payable on the 30th business day after such event; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such event.

        (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

        (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

        1.9     NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

                1.9.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (1) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (2) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

                1.9.2 EXCEPTIONS. The Committee may permit Awards to be exercised by and paid to the Participant's "family members" (as defined below), charitable institutions, or other persons as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made by the Participant for estate planning, tax planning, or essentially donative purposes and that no consideration (other than nominal consideration or an exchange for an interest in the family related entity) is received by the Participant or in settlement of marital property or similar rights or interests. Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

                For purposes hereof, a "family member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or an employee), a trust in which these persons (including the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which those persons (including the Participant) control the management of assets, and any other entity in which these persons (including the Participant) own more than fifty percent (50%) of the voting interests.

                1.9.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Subsection 1.9.1 shall not apply to:

                (a)     transfers to the Corporation,

                (b) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                (c) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

                (d) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.      OPTIONS.

        2.1     GRANTS.

        One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee, as either an Incentive Stock Option, subject to
Section 2.3, or a Nonqualified Stock Option.

                2.1.1 SPECIAL INTERNATIONAL GRANTS. One or more Options or other Awards may be granted to Eligible Employees who provide services to the Corporation outside of the United States. Options or other Awards granted to such Eligible Employees may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to the Plan and approved by the Board.

        2.2     OPTION PRICE.

                2.2.1 PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but shall not be less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value per share of the Common Stock on the date of grant, except as provided in Section 2.6 and subject to adjustments provided by Section 5.2.

                2.2.2 PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by check payable to the order of the Corporation; (c) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

        2.3     LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

                2.3.1 $100,000 LIMIT. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                2.3.2 OPTION PERIOD. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date, but may be subject to early termination pursuant to Section 5.2 and/or deferred pay-out elections, as the Committee may provide.

                2.3.3 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or of a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4     LIMITS ON 10% HOLDERS.

        No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5     EFFECTS OF TERMINATION OF SERVICE (INCLUDING RETIREMENT).

        Subject to earlier termination pursuant to or as contemplated by Section
1.6 or 5.2:

                2.5.1 OPTIONS. Any Option outstanding at the time of a Retirement or other termination of employment (or other service specified in the Award Agreement) for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the Award Agreement, but no such Option shall be exercisable after the final expiration date of the Option.

                2.5.2 OTHER AWARDS. The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a Retirement or other termination of employment or service and in so doing may make distinctions based upon the cause of termination and the nature of the Award. Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, Restricted Stock Awards and Performance Share Awards, to the extent such Awards have not become vested as of the date of a Retirement or other termination of employment or services with the Company, shall be terminated upon such date.

        2.6 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS.

        Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity, on terms necessary to preserve the intrinsic value of prior outstanding options.

3.      RESTRICTED STOCK OR UNIT AWARDS.

        3.1     GRANTS.

                3.1.1 GENERAL. The Committee may, in its discretion, grant one or more Restricted Stock or Restricted Stock Unit Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Any stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and
Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

                3.1.2 SPECIAL PROVISIONS FOR STOCK UNITS. Subject to such rules and procedures as the Committee may establish from time to time, the Committee may, in its discretion, authorize a Stock Unit Award or the crediting of Stock Units pursuant to the terms of this Plan and any applicable deferred compensation plan maintained by the Company, permit an Eligible Person to irrevocably elect to defer or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Award under this Plan or any other stock option plan or deferred compensation plan of the Company. The specific terms, conditions and provisions relating to each Stock Unit grant or election, including the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and the relevant Company deferred compensation plan, in form substantially as approved by the Committee.

                3.1.3 STOCK UNIT PAYOUTS. The Committee shall determine, among other terms of a Stock Unit Award, the form of payment of Stock Units, whether in cash, Common Stock, or other consideration (including any other Award) or any combination thereof, and the applicable vesting and payout provisions of the Stock Units. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

        3.2     RESTRICTIONS.

                3.2.1   PRE-VESTING RESTRAINTS. Except as provided in Section
3.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

                3.2.2 DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

                3.2.3 CASH PAYMENTS. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify the provisions for return of the cash (with or without an earnings factor) as to any restricted shares which cease to vest or be eligible for vesting.

        3.3     RETURN TO THE CORPORATION.

        Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of a Retirement or other termination of employment or other service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

4.      PERFORMANCE SHARE AWARDS, STOCK BONUSES AND DEFERRED PAYMENT
OPPORTUNITIES.

        4.1     GRANTS OF PERFORMANCE SHARE AWARDS.

        The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 fiscal years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Subsection 5.10.3(b), if applicable, may determine.

        4.2     SPECIAL PERFORMANCE-BASED AWARDS.

        Without limiting the generality of the foregoing, and in addition to options granted under other provisions of this Article 4, other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, payable in cash or shares or any combination thereof, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, division, unit, or station basis with reference to revenue growth, gross profit, earnings (before or after taxes; or before or after taxes, interest, depreciation, and/or amortization), cash flow (from operating, investing or financing activities or any combination thereof), working capital, stock performance, stock price appreciation, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the "business criteria") relative to preestablished performance goals, may be granted under this Plan. The applicable business criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one fiscal quarter nor more than 10 fiscal years. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan.

                4.2.1 ELIGIBLE CLASS. The eligible class of persons for Awards under this Section shall be employees (including officers) of the Corporation.

                4.2.2 MAXIMUM AWARD. In no event shall stock-based grants to a Participant under this Section 4.2 exceed the individual share limits of Subsection 1.4.2 or cash-based grants be paid in an amount of more than $3,000,000 with respect to a Participant's performance during any consecutive three fiscal year period.

                4.2.3 COMMITTEE CERTIFICATION. Before any Performance-Based Award under this Section 4.2 is paid and to the extent required by Section 162(m) of the Code, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

                4.2.4 TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 4.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

                4.2.5 STOCK PAYOUT FEATURES. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

        4.3     GRANTS OF STOCK BONUSES.

        The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

        4.4     DEFERRED PAYMENTS OPPORTUNITIES.

        The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral opportunities shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants, and may take the form of one or more types of Awards authorized under this Plan.

5.      OTHER PROVISIONS.

        5.1     RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

                5.1.1 EMPLOYMENT STATUS. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

                5.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement. Service between specified vesting dates shall provide no basis for partial vesting or pro rata benefits unless an Award Agreement expressly otherwise provides.

                5.1.3 PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and (except as provided in Subsection 1.4.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        5.2     ADJUSTMENTS; ACCELERATION.

                5.2.1 ADJUSTMENTS. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Company as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

                (a) in any of such events, proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maximum and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) (subject to limitations under Subsection 5.10.3) the performance standards appropriate to any outstanding Awards, or

                (b) in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

        The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement or, in the case of Options or similar rights, may base such settlement solely upon the excess (if any) of the price of the underlying shares payable in the transaction over the exercise or strike price of the Award.

        In each case, with respect to Awards of Incentive Stock Options, no adjustment shall be made in a manner that would cause the Plan to violate
Section 422 or 424(a) of
the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

        In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

                5.2.2 ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event:

                (a)     each Option shall become immediately exercisable,

                (b) Restricted Stock shall immediately vest free of restrictions, and

                (c) each Performance Share Award shall become payable to the Participant.

        Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

        The Committee may override the limitations on acceleration in this Subsection 5.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Subsection 5.2.4) a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

                5.2.3 POSSIBLE EARLY TERMINATION OF AWARDS. Upon the occurrence of either of the following:

                (a) any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Subsection
5.2.2 but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Subsection 5.2.1 that the Company does not survive, or

                (b) the Board or the Committee has provided for settlement at the price paid in a Change in Control Event in respect of at least the vested portion of an outstanding Option or other right upon or in anticipation of a Change in Control Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board, the Committee through a plan of reorganization approved by the Board or the Committee, or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

                5.2.4 POSSIBLE RESCISSION OF ACCELERATION. If the vesting of an Award has been accelerated expressly in anticipation of an event or subject to stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

                5.2.5 ACCELERATION UPON TERMINATION OF SERVICE IN ANTICIPATION OF, OR FOLLOWING A CHANGE IN CONTROL. The Committee may, either at the time the Award is granted or at any time while the Award remains outstanding, provide that the Award shall accelerate in the event the Participant's employment or other service is terminated by the Company, or the surviving entity, for any reason other than Dismissal for Cause within a designated period (not to exceed eighteen (18) months) following the announcement of any Change in Control with respect to which the Award does not otherwise accelerate. Any Award so accelerated shall remain exercisable until the expiration or earlier termination of the Award.

        5.3     EFFECT OF TERMINATION OF SERVICE ON AWARDS.

                5.3.1 GENERAL. The Committee shall establish the effect of a Retirement or other termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon the cause of termination.

                5.3.2 TERMINATION OF CONSULTING OR AFFILIATE SERVICES. If the Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Committee notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant's termination of services for purposes of
Section 2.6, 3.3 or 4 shall be the date which is 10 days after the Committee's mailing of the notice or, in the case of a Termination For Cause, the date of the mailing of the notice.

                5.3.3 EVENTS NOT DEEMED TERMINATIONS OF SERVICE. Subject to the requirements of applicable law, the Committee shall establish the effect of a leave of absence on the employment or service relationship and the rights and benefits under each

Award under this Plan. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

                5.3.4 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary, a termination of employment or service shall be deemed to have occurred immediately upon such cessation of Subsidiary status with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        5.4     COMPLIANCE WITH LAWS.

        This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        5.5     TAX MATTERS.

                5.5.1 PROVISION FOR TAX WITHHOLDING OR OFFSET. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Corporation may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Corporation may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their Fair Market Value, to satisfy such minimum withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment.

                5.5.2 TAX LOANS. If so provided in the Award Agreement, the Corporation may, to the extent permitted by law, authorize a short-term loan of not more than six (6) months to an Eligible Person in the amount of any taxes that the Corporation may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Subsection 5.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the other provisions of Section 1.8.

        5.6     PLAN AMENDMENT, TERMINATION AND SUSPENSION.

                5.6.1 BOARD OR COMMITTEE AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that neither Section 1.2 nor any other provision of this Plan shall be amended to permit the reduction (by amendment, substitution, cancellation and regrant, or other means) of the exercise price of any Option without prior stockholder approval. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding or payments deferred in accordance with the terms of this Plan.

                5.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 162, 422 or 424 of the Code, Section 5.6.1 hereof, or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

                5.6.3 AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to any requirements of Section 2.5) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

                5.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section
5.2 shall not be deemed to constitute changes or amendments for purposes of this
Section 5.6.

        5.7 PRIVILEGES OF STOCK OWNERSHIP.

        Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        5.8     EFFECTIVE DATE OF THE PLAN.

        This Plan was effective as of January 1, 2000, and last amended as of September 28, 2000.

        5.9     TERM OF THE PLAN.

        No Award will be granted under this Plan after December 31, 2009 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

        5.10    GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

                5.10.1 CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Company or such other state as may be expressly stated in an Award Agreement in a form approved by the Committee.

                5.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                5.10.3  PLAN CONSTRUCTION.

                (a) RULE 16B-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards generally satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to
Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability.

                (b) SECTION 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options granted with an exercise or base price not less than Fair Market Value on the date of grant and performance-based awards under Section 4.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

        5.11    CAPTIONS.

        Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        5.12    EFFECT OF CHANGE OF SUBSIDIARY STATUS.

        For purposes of this Plan and any Award hereunder, if an entity ceases to be a subsidiary, a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        5.13 STOCK-BASED AWARDS IN SUBSTITUTION FOR STOCK OPTIONS OR AWARDS GRANTED BY OTHER CORPORATION.

        Awards may be granted to Eligible Persons under this Plan in substitution for employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

        5.14    NON-EXCLUSIVITY OF PLAN.

        Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        5.15    NO CORPORATE ACTION RESTRICTION.

        The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or
(f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

        5.16    OTHER COMPANY BENEFIT AND COMPENSATION PROGRAM.

        Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

6.      DEFINITIONS.

        6.1     DEFINITIONS.

        (a) "AWARD" means an award of any Option, Restricted Stock, Stock Bonus, Stock Unit, Performance Share Award, dividend equivalent or deferred payment right or other right or security, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

        (b) "AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

        (c) "AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

        (d) "AWARD PERIOD" means the period beginning on an Award Date and ending on the expiration date of such Award.

        (e) "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

        (f)     "BOARD" means the Board of Directors of the Corporation.

        (g)     "CHANGE IN CONTROL EVENT" means any of the following:

                (1) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation, except to the extent the dissolution is in connection with a sale of assets which would not constitute a Change in Control Event under subsection (2) below.

                (2) Approval by the stockholders of the Corporation of an agreement to merge, consolidate or otherwise reorganize, with or into, sell or transfer substantially all of the Corporation's business and/or assets as an entirety to one or more entities that are not Subsidiaries, as a result of which 50% or less of the outstanding voting securities of the surviving or resulting entities immediately after the reorganization are, or are to be, owned by former stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization, but including in such determination any securities of the other parties to such reorganization held by such affiliates of the Corporation).

                (3)     The occurrence of any of the following:

                        - Any "person," alone or with "affiliates" and "associates" of such person, without the prior approval of the Board, becomes the "beneficial owner" of more than 50% of the outstanding voting securities of the Corporation (the terms "person," "affiliates," "associates" and "beneficial owner" are used as such terms are used in the Securities and Exchange Act of 1934 and the General Rules and Regulations thereunder); provided, however, that a "Change in Control Event" shall not be deemed to have occurred if such "person" is (A) the Corporation, (B) any Subsidiary, (C) any employee benefit plan or employee stock plan of the Corporation, or any trust or other entity organized, established or holding shares of such voting securities by, for, or pursuant to the terms of any such plan, or (D) any member of or entity or group affiliated with the Lidow family; or

                        - individuals who at the beginning of any period of two consecutive calendar years constitute a majority of the Board cease for any reason, during such period, to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of such period.

        (h) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        (i)     "COMMISSION" means the Securities and Exchange Commission.

        (j) "COMMITTEE" means the Board or any one or more committees of directors appointed by the Board to administer this Plan. At least one committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, in respect of his or her participation in any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be Disinterested; provided, however, that the failure to satisfy the requisite standard of being Disinterested shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.

        (k) "COMMON STOCK" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

        (l) "COMPANY" means, collectively, the Corporation and its Subsidiaries.

        (m) "CORPORATION" means International Rectifier Corporation, a Delaware corporation, and its successors.

        (n) "DISINTERESTED" means a disinterested director or an "outside director" within the meaning of any applicable mandatory legal or regulatory requirements, including Section 162(m) of the Code as to Awards intended as performance based awards under that section.

        (o) "DISMISSAL FOR CAUSE" means the Corporation or a Subsidiary has terminated an Eligible Person's employment or service because of any of the following:

                (1) Any act that has resulted in the Eligible Person's personal gain at the expense of the Corporation or a Subsidiary.

                (2)     An Eligible Person's refusal to perform assigned duties.

                (3) An Eligible Person's incompetence, insubordination, gross negligence, willful misconduct, breach of fiduciary duty, or conviction of a crime (other than minor traffic violations or similar offenses).

                (4) Any conduct that results in a substantial detriment to the business or reputation of the Corporation or its Subsidiaries.

        (p) "ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or employee of the Company.

        (q) "ELIGIBLE PERSON" means an Eligible Employee, non-employee director or any Other Eligible Person, as determined by the Committee in its discretion.

        (r) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

        (s) "FAIR MARKET VALUE" on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; or (2) if the stock is not listed on a national securities exchange, the value as established by the Committee or as reported by such other referenced market as the Committee may designate, at such time for purposes of this Plan.

        (t) "INCENTIVE STOCK OPTION" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of
Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

        (u) "NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

        (v) "OPTION" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

        (w) "OTHER ELIGIBLE PERSON" means any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Corporation's securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation's compliance with any other applicable laws.

        (x) "PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan.

        (y) "PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 4.1, or to receive shares of Common Stock or other compensation (including cash) under Section 4.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

        (z) "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

        (aa) "PLAN" means the 2000 Stock Incentive Plan, as amended from time to time.

        (bb) "RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

        (cc) "RETIREMENT" means retirement with the consent of the Company or, in the case of a non-employee director, a retirement or resignation as a director after at least 5 consecutive years of service as a director.

        (dd) "RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

        (ee) "SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

        (ff) "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

        (gg) "STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

        (hh) "STOCK UNIT" means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of a grant or deferred benefit or right under this Plan. Stock Units carry no dividend, voting, or other rights of a holder of Common Stock. Stock Units may, however, by express provision in the related Award Agreement, carry related dividend equivalent rights.

        (ii) "STOCK UNIT ACCOUNT" means the bookkeeping account maintained by the Company on behalf of each Participant who is granted a Stock Unit award, which Stock Unit Account is credited with Stock Units in accordance with the terms of the applicable Award.

        (jj) "SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

        (kk) "TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

-------------------------------------------------------------------------------


                          INTERNATIONAL RECTIFIER CORPORATION

                PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                   THE COMPANY FOR ANNUAL MEETING NOVEMBER 20, 2000

        The undersigned hereby constitutes and appoints Eric Lidow and L. Michael Russell, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of International Rectifier Corporation to be held at the HEXFET America facility of the Company, 41915 Business Park Drive, Temecula, California, at 10:00 a.m., Pacific Standard Time, on the 20th day of November, 2000, and at any adjournment thereof, on all matters coming before said meeting.

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                              Please mark
                                                              your votes as  /X/
                                                              indicated in
                                                              this example

                           VOTE FOR all      VOTE WITHHELD
                         nominees listed   from all nominees
                              below


1. Election of Directors                                                                                     FOR  AGAINST  ABSTAIN
Nominees: Eric Lidow,          / /               / /        3. Ratification of PricewaterhouseCoopers LLP    / /    / /      / /
Minoru Matsuda,                                                as independent auditors of the Company to
James D. Plummer                                               serve for fiscal year 2001.

VOTE WITHHELD from the following nominee(s)
_________________________________________________
                                                                         The Board of Directors of International Rectifier
                                              FOR  AGAINST  ABSTAIN      Corporation recommends that Stockholders vote FOR
2. Amendments to the 2000 Incentive Plan,     / /    / /      / /        each of the proposals.
   primarally to increase authorized shares
   by 3,000,000 and expand performance
   criteria for cash-based awards.
                                                                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                  DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
                                                                  IS MADE ON A MATTER, THIS PROXY WILL BE VOTED FOR THAT MATTER.

                                                                              PLEASE MARK, SIGN, DATE, AND RETURN
                                                                               THE PROXY CARD PROMPTLY USING THE
                                                                                      ENCLOSED ENVELOPE.

Signature of Stockholder _________________________________________________________________________   Dated__________________, 2000
This Proxy Must be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc. should give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer.


-------------------------------------------------------------------------------
                            FOLD AND DETACH HERE




                     YOUR VOTE IS IMPORTANT TO THE COMPANY


                     PLEASE SIGN AND RETURN YOUR PROXY BY
                   TEARING OFF THE TOP PORTION OF THIS SHEET
               AND RETURNING IT IN THE ENCLOSED POSTPAID ENVELOPE